                            NOTICE OF GUARANTEED DELIVERY


     This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if (i) certificates for shares of 7.50% Cumulative Preferred Stock, Series A (the "Series A Preferred Shares"), of MBNA Corporation ("MBNA"), cannot be delivered to the Exchange Agent by the Expiration Date (as defined in the Prospectus of MBNA and MBNA Capital C dated February 27, 1997 (the "Prospectus")), (ii) the procedure for book-entry transfer of Series A Preferred Shares (as set forth in the Prospectus) cannot be completed by the Expiration Date or (iii) the Letter of Transmittal (or a facsimile thereof) and all other required documents cannot be delivered to the Exchange Agent prior to the Expiration Date (as defined in the Prospectus). This form, properly completed and duly executed, may be delivered by hand, facsimile transmission or mail to the Exchange Agent. See the Prospectus.


                        THE OFFER AND WITHDRAWAL RIGHTS
             WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON

            WEDNESDAY, MARCH 26, 1997, UNLESS THE OFFER IS EXTENDED.


                      THE EXCHANGE AGENT FOR THE OFFER IS:
                              THE BANK OF NEW YORK


                    BY HAND OR                                     BY MAIL (REGISTERED OR
                OVERNIGHT COURIER:                              CERTIFIED MAIL RECOMMENDED):
               The Bank of New York                                 The Bank of New York
           Tender & Exchange Department                         Tender & Exchange Department
                101 Barclay Street                                     P.O. Box 11248
            Receive and Deliver Window                             Church Street Station
             New York, New York 10286                          New York, New York 10286-1248


                                 BY FACSIMILE:

                        (For Eligible Institutions Only)

                                 (212) 815-6213

                         CONFIRM RECEIPT BY TELEPHONE:
                                 (800) 507-9357

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION NUMBER TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to MBNA Capital C (the "Trust"), upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Series A Preferred Shares set forth below, pursuant to the guaranteed delivery procedure set forth in the Prospectus:

Number of Series A Preferred
Shares Tendered:

Certificate Nos. (if available):

Check if Series A Preferred Shares will be tendered by book-entry transfer effected by The Depository
Trust Company: [ ]

Name of
Tendering Institution:
Account Number

                                   SIGN HERE

X

                                 (Signature(s))

                            (Name(s)) (Please print)

                                 (Address(es))

                           (City, state and zip code)

                        (Area code and telephone number)

                           [PLEASE SEE REVERSE SIDE]

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED

--------------------------------------------------------------------------------

                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch or agency in the United States, guarantees (i) that the above named person(s) "own(s)" the Series A Preferred Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) that such tender of Series A Preferred Shares complies with Rule 14e-4 and (c) to deliver to the Exchange Agent either the Series A Preferred Shares tendered hereby, in proper form for transfer, or confirmation of the book-entry transfer of the Series A Preferred Shares tendered hereby into the account of the Exchange Agent at The Depository Trust Company, together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof), with any required signature guarantees (or an Agent's Message (as defined in the Prospectus)) and any other required documents within three (3) New York Stock Exchange trading days after the date of execution of this Notice.

 --------------------------------------------------------------
                 --------------------------------------------------------------
               Name of Firm                     Authorized Signature

 --------------------------------------------------------------
                                         Name:
                  Address                      (Please Type fo Print)

 --------------------------------------------------------------
                                         Title:
         City, State and Zip Code

 Telephone Number:                       Dated:
--------------------------------------------------------------------------------
     DO NOT SEND CERTIFICATES FOR SERIES A PREFERRED SHARES WITH THIS NOTICE OF GUARANTEED DELIVERY. CERTIFICATES FOR SERIES A PREFERRED SHARES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.